Exhibit 99.2

News Release

GameStop Announces Exchange Offer and Consent Solicitation

GRAPEVINE, Texas, June 4, 2020 (GLOBE NEWSWIRE) — GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today announced that it has commenced a private offer to certain eligible noteholders described below to exchange any and all of its outstanding $414,600,000 aggregate principal amount of 6.75% Senior Notes due 2021 (CUSIP Nos 36467WAB5 and U36328AB5, ISINs US36467WAB54 and USU36328AB58) (the “Existing Notes”) for newly issued 10.00% Senior Secured Notes due 2023 (the “New Notes”), upon the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement (the “Offering Memorandum”) dated June 4, 2020 (the “Exchange Offer”).

The New Notes are being offered to provide the Company additional financial flexibility by replacing and extending the maturity of the Existing Notes validly tendered in the Exchange Offer until 2023.

Eligible holders who validly tender and do not validly withdraw their Existing Notes in the Exchange Offer prior to 5:00 p.m., New York City time, on June 17, 2020 (the “Early Tender Date”) and that are accepted for exchange will receive $1,000 in principal amount of New Notes per $1,000 principal amount of Existing Notes. For any Existing Notes validly tendered after the Early Tender Date but before the Expiration Date (as defined below) and that are accepted for exchange, eligible holders will receive $950 in principal amount of New Notes per $1,000 principal amount of Existing Notes. Eligible holders who validly tender and do not validly withdraw their Existing Notes will also receive accrued and unpaid interest in cash on their Existing Notes accepted for exchange to, but not including, the settlement date for the Exchange Offer.

The New Notes will be guaranteed on the same basis as the Existing Notes by each of the Company’s existing and future domestic subsidiaries that guarantee certain of the Company’s indebtedness or indebtedness of guarantors (the “Guarantors”), including under the credit agreement governing the Company’s asset-based revolving credit facility (the “ABL Facility”), and will be secured by first-priority liens on most of the Company’s and the Guarantors’ assets other than assets that secure our ABL Facility as described in the Offering Memorandum (the “ABL Priority Collateral”) and by second-priority liens on the ABL Priority Collateral, in each case, subject to certain exceptions and permitted liens. The New Notes will mature on March 15, 2023.

In conjunction with the Exchange Offer, GameStop is soliciting consents (the “Consent Solicitation”) to eliminate substantially all of the restrictive covenants, certain affirmative covenants and certain events of default contained in the indenture governing the Existing Notes. The Exchange Offer is conditioned upon the consummation of the Consent Solicitation and certain other conditions. Holders who tender their Existing Notes in the Exchange Offer must also, and will be deemed to, deliver their consents with respect to such Existing Notes pursuant to the Consent Solicitation.

The Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on July 1, 2020 (as it may be extended, the “Expiration Date”). Tendered Existing Notes may be validly withdrawn at any time until the earlier of (i) 5:00 p.m., New York City time, on June 17, 2020, and (ii) the receipt of consents in the Consent Solicitation from holders of at least a majority in aggregate principal amount of Existing Notes outstanding.

Available Documents and Other Details

Documents relating to the Exchange Offer and the Consent Solicitation will only be distributed to noteholders who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or a non-U.S. person under Regulation S who is a “non-U.S. qualified offeree” (as defined in the eligibility form) for purposes of applicable securities laws. Non-U.S. persons may also be subject to additional eligibility criteria. Only holders of Existing Notes who certify that they satisfy one of the foregoing conditions are eligible to participate in the Exchange Offer. Persons who are not eligible holders may not receive and review the Offering Memorandum nor may they participate in the Exchange Offer. Noteholders who desire to complete an eligibility form should either visit the website for this purpose at www.dfking.com/gamestop or request instructions by sending an e-mail to gamestop@dfking.com or calling D.F. King & Co., Inc., the information agent for the Exchange Offer and Consent Solicitation, at 866-829-0135.

The complete terms and conditions of the Exchange Offer and Consent Solicitation are set forth in the Offering Memorandum. This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to purchase the New Notes nor a solicitation of any consents in the Consent Solicitation. The Exchange Offer and Consent Solicitation are only being made pursuant to, and this press release is qualified by reference to, the Offering Memorandum. The Exchange Offer is not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.

The Exchange and Information Agent for the Exchange Offer and Consent Solicitation is D.F. King & Co., Inc. and can be contacted by calling 866-829-0135 or emailing gamestop@dfking.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s preliminary estimated financial results, expectations and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those reflected or described in the forward-looking statements: the results of the Exchange Offer, macroeconomic pressures, including the effects of COVID-19 on consumer spending; the impact of the COVID-19 pandemic on the Company’s business and financial results; the economic, social and political conditions or civil unrest in the U.S. and certain international markets; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; the Company’s ability to keep pace with changing industry technology and consumer preferences; the impact of international crises and trade restrictions and tariffs on the delivery of the Company’s products; the Company’s ability to obtain favorable terms from its suppliers; the international nature of the Company’s business; the Company’s dependence on sales during the holiday selling season; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to de-densify its global store base; the Company’s ability to renew or enter into new leases on favorable terms; the competitive nature of the Company’s industry; the Company’s ability to attract and retain executive officers and key personnel; the adequacy of the Company’s management information systems; the Company’s reliance on centralized facilities for refurbishment of its pre-owned products; the Company’s ability to react to trends in pop culture with regard to its sales of collectibles and our dependence on licensed products for a substantial portion of such sales; the Company’s ability to maintain security of its customer, employee or company information; potential harm to the Company’s reputation; the Company’s ability to maintain effective control over financial reporting; the Company’s vendors’ ability to provide marketing and merchandise support at historical levels; restrictions on the Company’s ability to purchase and sell pre-owned video games; potential decrease in popularity of certain types of video games; changes in the Company’s global tax rate; potential future litigation and other legal proceedings; changes in accounting rules and regulations; and the Company’s ability to comply with federal, state, local and international law. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, the subsection entitled “Risks Related to Our Business” of Item 1A of which has been amended and restated in GameStop’s Current Report on Form 8-K filed on June 4, 2020 and our other filings made from time to time with the SEC and available at the SEC’s Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contact:

GameStop Corp. Investor Relations

(817) 424-2001

investorrelations@gamestop.com

About GameStop

GameStop Corp., a Fortune 500 company headquartered in Grapevine, Texas, is the world’s largest video game retailer, operates approximately 5,300 stores across 14 countries, and offers the best selection of new and pre-owned video gaming consoles, accessories and video game titles, in both physical and digital formats. GameStop also offers fans a wide variety of POP! vinyl figures, collectibles, board games and more. Through GameStop’s unique buy-sell-trade program, gamers can trade in video game consoles, games, and accessories, as well as consumer electronics for cash or in-store credit. The company’s consumer product network also includes www.gamestop.com and Game Informer® magazine, the world’s leading print and digital video game publication. General information about GameStop Corp. can be obtained at the Company’s corporate website.